THIS DEED OF CONFIRMATION ("this Deed") is made this 18th day of November 2024

BETWEEN:

1. Andresian D'Rozario (NRIC No. S8087598C) of 3 Bideford Road #10-06 Singapore 229920 ("**Party A**");
2. Quah Choong Hua (NRIC No. S7324855H) of 335 Bukit Timah Road #21-02 Singapore 259718 ("**Party B**");
3. Randy Yong Choon Hong (NRIC No. S7513453C) of 311 Bukit Timah Road #02-01 Singapore 259709 ("**Party C**");
4. Francis Junior James (NRIC No. S7423472J) of 338A River Valley Road, #04-05 Singapore 238381 ("**Party D**"); and
5. Ho Ying Keat Lowell (NRIC No. S7404282A) of 2 Leonie Hill Road #06-05 Singapore 239192 ("**Party E**").

(collectively the "**Parties**" and each a "**Party**").

WHEREAS:

(A) On 15th October 2024, Vantage Corp, a company incorporated in the Cayman Islands ("**Holdco**") acquired 100% shareholdings of Vantage (BVI) Corporation, a company incorporated in the British Virgin Islands ("**Vantage BVI**"), which had on 11th October 2024 acquired 100% shareholdings of Vantage Shipbrokers Pte. Ltd., a company incorporated in the Republic of Singapore ("**Vantage Singapore**") as part of a Reorganization of its corporate structure (the "**Reorganization**"). As at the date hereof, Holdco is beneficially owned as to 14.55% by each of the Parties and the remaining 27.25% is owned by other minority shareholders.

(B) Prior to the Reorganization, the Parties are the shareholders of Vantage Singapore and each beneficially owned 14.55% of Vantage Singapore.

(C) As at the date hereof, Nexus Commercial Brokers Co L.L.C., a limited liability company incorporated in Dubai, United Arab Emirates ("**Vantage Dubai**") is beneficially owned as to 80% by Party A, 10% by Party B and 10% by Party C. Party A, Party B and Party C intend to transfer 100% ownership of Vantage Dubai to Vantage BVI as part of the Reorganization.

(D) The Parties have been acting in concert with one another in respect of all major affairs concerning Vantage Singapore and Vantage Dubai since they became interested in and possessed voting rights in Vantage Singapore and Vantage Dubai, including during the period comprising the two financial years ended March 31, 2023 and March 31, 2024.

(E) As at the date hereof, the Holdco owns 100% of Vantage BVI which owns 100% of Vantage Singapore. Upon completion of the Reorganization, Vantage BVI will also own 100% of Vantage Dubai. (the Holdco together with all subsidiaries of the Holdco are referred to as the "**Group**").

(F) The Parties have agreed to execute this Deed to confirm and record the mutual understanding and agreement among the Parties with respect to the development and management of, and the benefits generated or generated from, the business of the Group.

NOW IT IS HEREBY AGREED as follows:

1. The Parties hereby agree, confirm and ratify that since January 1, 2022, the Parties, whether by themselves or via any corporate vehicles, have been cooperating and acting in concert with one another as a single business venture in respect of all material management matters, voting decisions and/or business decisions relating to Vantage Singapore and Vantage Dubai required to be approved by shareholders (including but not limited to financial and operation policy, declaration of dividends, annual budget, execution of material contracts and investment and appointment of directors and senior management relating to Vantage Singapore and Vantage Dubai), and the Parties had first communicated, discussed and come to a unanimous decision in all shareholders' meetings and had reached the unanimous decision and resolution in accordance with the consensus achieved among them. The Parties had cooperated with each other to obtain and maintain the control and the management of the Group and had been enjoying the economic benefits generated from the businesses and projects of the Group in proportion to their respective shareholdings in Vantage Singapore and Vantage Dubai.

2. The Parties hereby undertake to each other that from the date of this Deed until the termination of this Deed, among other things:

   (i) when exercising their respective voting rights at the shareholders' meetings of the Holdco, they shall vote, or procure any entities or proxies which were entitled to vote at the shareholders' meetings to vote, as the case may be, unanimously in accordance with the consensus achieved among the Parties;

   (ii) prior to voting on any resolutions in shareholders' meetings and board meetings of the Holdco, each Party will discuss the relevant matters with one another with a view to reaching consensus and a unanimous vote;

   (iii) they shall manage and control the Group on a collective basis and make collective decisions in respect of the financial and operating policies of the Group;

   (iv) they shall centralise the ultimate control and right to make final decisions with respect to their interests in the businesses and projects of the Group;

   (v) they shall operate the Group as a single business venture;

   (vi) they shall continue to enjoy the economic benefits generated, including but not limited to dividends declared, from the businesses and projects of the Group in the Holdco; and

   (vii) they will not do any act or exercise any of their voting power (which may be available to them from time to time) in contravention of their obligations under

this Deed or in violation of any consensus reached in accordance with this Deed.

3. The Parties agree and confirm that all information contained in this Deed is true, accurate, complete without any omission and not misleading in any aspect.

4. Subject to the compliance of any applicable regulatory requirements and a minimum period of two (2) years has passed from the date of this Deed, this Deed may be terminated by mutual agreement in writing by the parties.

5. Termination of this Deed shall not prejudice the rights to which a Party is entitled to claim against the other Party for any antecedent breach by such other Party and shall not be interpreted as a waiver of such rights.

6. Any variation of or amendment to this Deed shall be made in writing upon the consensus of all Parties.

7. If any provision of this Deed is adjudicated to be void or unenforceable, it shall be deemed to be severed from this Deed and the remaining provisions in this Deed shall continue to be in full force and effect.

8. This Deed shall be binding upon the successors and permitted assignees of the Parties.

9. This Deed may be executed in any number of counterparts, and by the Parties on separate counterparts, but shall not be effective until each Party has executed at least one counterpart. Each counterpart shall constitute an original of this Deed, but all counterparts shall together constitute one and the same instrument.

10. This Deed is governed by and shall be construed in accordance with the laws of Singapore. Each Party hereby irrevocably and unconditionally submits to the non-exclusive jurisdiction of the courts of Singapore.

[Signature page follows]

AS WITNESS this Deed has been duly executed as a deed by the Parties hereto on the day and year first written above.

SIGNED, SEALED and **DELIVERED as a deed**)
by **Quah Choong Hua**)
in the presence of:-)
)
)
________________________________)
Signature of witness
Name: Lim Li Lian

SIGNED, SEALED and **DELIVERED as a deed**)
by **Andresian D'Rozario**)
in the presence of:-)

Signature of witness
Name: Lim Li Lian

SIGNED, SEALED and **DELIVERED as a deed**)
by **Francis Junior James**)
in the presence of:-)
)
)
______________________________)
Signature of witness
Name: Lim Li Lian

SIGNED, SEALED and **DELIVERED as a deed**)
by **Randy Yong Choon Hong**)
in the presence of:-)
)
)
)

Signature of witness
Name: Lim Li Lian

SIGNED, SEALED and **DELIVERED as a deed**)
by **Ho Ying Keat Lowell**)
in the presence of:-)

Signature of witness
Name: Lim Li Lian